EXHIBIT 10.11



                                                July 13, 2005


Israel Technology Acquisition Corp.
23 Karlibach St.
Tel Aviv 67132
Israel

                  Re:  Israel Technology Acquisition Corp. ("Company")
                       -----------------------------------------------

Gentlemen:

                  Each of the undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a business combination (as is more fully described in the Company's Prospectus dated July 12, 2005).

                                                     Very truly yours,



                                                     /s/ Israel Frieder
                                                     ------------------
                                                     Israel Frieder




                                                     /s/ Glen Shear
                                                     --------------
                                                     Glen Shear




                                                     /s/ Dael Schnider
                                                     -----------------
                                                     Dael Schnider




                                                     /s/ Victor Halpert
                                                     ------------------
                                                     Victor Halpert